                                                                     EXHBIT 99.1

                             LETTER OF TRANSMITTAL
                                   TO TENDER
              UNREGISTERED 11 1/2% SERIES A SENIOR NOTES DUE 2007
                                       of
                             GREYHOUND LINES, INC.
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED            , 1997


================================================================================
  THE EXCHANGE OFFER  AND WITHDRAWAL RIGHTS WILL EXPIRE  AT 5:00 P.M., NEW
  YORK CITY TIME, ON              , 1997 (THE "EXPIRATION DATE"), UNLESS THE
  EXCHANGE OFFER IS EXTENDED BY THE COMPANY.
================================================================================

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                        PNC BANK, National Association

                         For Information by Telephone:

                                (215) 585-6938

 By Registered or Certified Mail:        By Hand or Overnight Delivery Service:

  PNC Bank, National Association             PNC Bank, National Association
      Corporate Trust Dept.                      Corporate Trust Dept.
    1600 Market St., 30th FLR                  1600 Market St., 30th FLR
      Philadelphia, PA 19103                     Philadelphia, PA 19103

             By Facsimile Transmission (for Eligible Institutions only):

                                 Fax (215) 585-8872

                              (Facsimile Confirmation)

                                   (215) 585-6938


   (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    IF YOU WISH TO EXCHANGE UNREGISTERED 11 1/2% SERIES A SENIOR NOTES DUE 2007 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 11 1/2% SERIES B SENIOR NOTES DUE 2007, PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED

                       DESCRIPTION OF TENDERED OLD NOTES


========================================================================================================================
                                                                                                          Aggregate
                                                                                                          Principal
                     Name(s) and Address(es) of Registered Owner(s)                      Certificate        Amount
        as it appears on the 11 1/2% Series A Senior Notes due 2007 ("Old Notes")         Number(s)      of Old Notes
                               (Please fill in, if blank)                               of Old Notes       Tendered
------------------------------------------------------------------------------------------------------------------------

                                                                                       ---------------------------------

                                                                                       ---------------------------------

                                                                                       ---------------------------------

                                                                                       ---------------------------------

                                                                                       ---------------------------------
                                                                                        Total Principal
                                                                                         Amount of Old
                                                                                        Notes Tendered
========================================================================================================================

LADIES AND GENTLEMEN:

    1. The undersigned hereby tenders to Greyhound Lines, Inc., a Delaware corporation (the "Company"), the unregistered 11 1/2% Series A Senior Notes due 2007 (the "Old Notes"), described above pursuant to the Company's offer of $1,000 principal amount of registered 11 1/2% Series B Senior Notes due 2007 (the "New Notes"), in exchange for each $1,000 principal amount of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus
dated            , 1997 (the "Prospectus"), receipt of which is hereby
acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

    2. The undersigned hereby represents and warrants that it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Notes.

    3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

    4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

         (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

        (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes; and

         (iv) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company or any Guarantor (as hereinafter defined).

    5. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in Item 4 above, elect to have its Old Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of April 16, 1997, among the Company, certain guarantors of the obligations under the Old Notes (the "Guarantors") and the initial purchaser of the Old Notes in the form filed as an exhibit to the Registration Statement (the "Registration Agreement") (all terms used in this Item 5 with their initial letters capitalized, unless otherwise defined herein, shall have the meanings given them in the Registration Agreement). Such election may be made by checking the box under "Special Registration Instructions" on page 5. By making such election, the undersigned agrees, as a holder of Transfer Restricted Securities participating in a Shelf Registration, to indemnify and hold harmless the Company, the Guarantors, their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any loss, claim, damage or liability (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), joint or several, or any action in respect thereof, to which the Company, any Guarantor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to such information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

    6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

    7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

    8. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the New Notes in the name of the undersigned.



================================================================================
                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 1)


        To be completed ONLY IF the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

                    Mail [ ]   Issue [ ]   (check appropriate boxes)
                                            certificates to:
        Name:
                    ----------------------------------------------------------
                                           (PLEASE PRINT)
        Address:
                    ----------------------------------------------------------

                    ----------------------------------------------------------

                    ----------------------------------------------------------
                                       (INCLUDING ZIP CODE)
================================================================================





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





================================================================================
                       SPECIAL REGISTRATION INSTRUCTIONS
                                  (See Item 5)

      To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Old Notes in the shelf registration described in the Registration Agreement, and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 5 above.

      [ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Old Notes registered pursuant to the shelf registration described in the Registration Agreement, and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 5 above.

================================================================================




================================================================================
                       SPECIAL BROKER-DEALER INSTRUCTIONS
                                  (See Item 5)


        [ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

        Name:
                ---------------------------------------------------------------
                                    (PLEASE PRINT)


        Address:
                ---------------------------------------------------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------
                                  (INCLUDING ZIP CODE)

================================================================================




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



================================================================================

                                   SIGNATURE

To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.



      X
        ----------------------------------------------------------------------

      X
        ----------------------------------------------------------------------
         SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE

      Dated:
             -----------------------------------------------------------------
      Name(s):
               ---------------------------------------------------------------


      ------------------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)
      Capacity:
                --------------------------------------------------------------

      Address:
               ---------------------------------------------------------------

      ------------------------------------------------------------------------

      ------------------------------------------------------------------------
                             (INCLUDING ZIP CODE)

      Area Code and Telephone No.:
                                  --------------------------------------------



              SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

       Certain Signatures Must be Guaranteed by an Eligible Institution


      ------------------------------------------------------------------------
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

------------------------------------------------------------------------------
              (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                        (INCLUDING AREA CODE) OF FIRM)


      ------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

      ------------------------------------------------------------------------
                                (PRINTED NAME)


      ------------------------------------------------------------------------
                                   (TITLE)

      Dated:
             -----------------------------------------------------------------


================================================================================

                     PLEASE READ THE INSTRUCTIONS BELOW,
               WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.





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




                                  INSTRUCTIONS

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Old Notes described above are tendered for the account of an Eligible Institution.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

         THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE.
NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Notes.

         If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         4. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.





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